UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vontier Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VONTIER CORPORATION 2025 Annual Meeting Vote by May 26, 2025 11:59 PM ET. For shares held in a Plan, vote by May 21, 2025 11:59 PM ET. VONTIER CORPORATION 5438 WADE PARK BOULEVARD, SUITE 600 RALEIGH, NC 27607 V69098-P24973-Z89294 You invested in VONTIER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 27, 2025. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 27, 2025 4:30 p.m. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/VNT2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1a. Election of Director: Karen C. Francis For 1b. Election of Director: Gloria R. Boyland For 1c. Election of Director: Maryrose Sylvester For 1d. Election of Director: Robert L. Eatroff For 1e. Election of Director: David M. Foulkes For 1f. Election of Director: Christopher J. Klein For 1g. Election of Director: Mark D. Morelli For 1h. Election of Director: J. Darrell Thomas For 2. To ratify the appointment of Ernst & Young LLP as Vontier’s independent registered public accounting firm for the year For ending December 31, 2025. 3. To approve, on an advisory basis, Vontier’s named executive officer compensation as disclosed in the Proxy Statement. For NOTE: To consider and act upon other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V69099-P24973-Z89294